EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES

For and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PRATTCENTER, LLC, an Alabama limited liability company (“Assignor”), hereby assigns to INLAND DIVERSIFIED PRATTVILLE LEGENDS, L.L.C., a Delaware limited liability company (“Assignee”), and its successors and assigns, and Assignee hereby assumes all of Assignor’s right, title and interest in, to and under those certain leases described on Exhibit A attached hereto and made a part hereof (the “Leases”), which Leases relate to that certain real property legally described on Exhibit B attached hereto and made a part hereof.  Assignor shall remain responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occurred and accrued prior to the effective date of this Assignment and Assumption of Leases (this “Assignment”).  Assignee shall be responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occur and accrue on or after the effective date of this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment to be effective as of the 11 day of March, 2011.

[Signature blocks on following page]

ASSIGNOR:

PRATTCENTER, LLC

an Alabama limited liability company

By: /s/ Michael D. Smith

Name:

Michael D. Smith

Its:       Manager

ASSIGNEE:

Inland Diversified Prattville Legends, L.L.C.,

a Delaware limited liability company

By:  Inland Diversified Real Estate Trust, Inc.,

       a Maryland corporation, its sole member

By:  /s/ Sharon Anderson-Cox

Name:  Sharon Anderson-Cox

Its:  Vice President

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